                           Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-45557) of ERP Operating Limited Partnership and in the related Prospectus of our reports indicated below with respect to the financial statements indicated below included in this Current Report of ERP Operating Limited Partnership on Form 8-K.


             FINANCIAL STATEMENTS                    DATE OF AUDITORS' REPORT
--------------------------------------------------------------------------------
Statement of Revenue and Certain Expenses of              April 30, 1998
Sonterra at  Foothill Ranch for the year
ended December 31, 1997

Combined Statement of Revenue and Certain                 April 30, 1998
Expenses of the Lincoln Property Company
Probable Properties for the year ended
December 31, 1997

Statement of Revenue and Certain Expenses of                May 1, 1998
The Emerson Place Apartments for the year
ended December 31, 1997

Combined Statement of Revenue and Certain                   May 1, 1998
Expenses of The Magnum Probable Properties
for the year ended December 31, 1997

Combined Statement of Revenue and Certain                  May 29, 1998
Expenses of the Frederick Probable Properties
for the year ended December 31, 1997

Statement of Revenue and Certain Expenses of               June 2, 1998
Harbor Pointe for the year ended December 31,
1997

Statement of Revenue and Certain Expenses of               June 4, 1998
The Fairfield for the year ended December 31,
1997

Combined Statement of Revenue and Certain                  June 4, 1998
Expenses of the Lakes at Vinings Apartments
and Martins Landing Apartments Probable
Properties for the year ended December 31, 1997



             FINANCIAL STATEMENTS                    DATE OF AUDITORS' REPORT
--------------------------------------------------------------------------------
Statement of Revenue and Certain Expenses of               June 9, 1998
the Northridge Apartments for the year ended
December 31, 1997

Combined Statement of Revenue and Certain                  June 10, 1998
Expenses of TCRS Properties for the year
ended December 31, 1997

Statement of Revenue and Certain Expenses of               June 11, 1998
the Portside Towers Apartments for the year
ended December 31, 1997

Statement of Revenue and Certain Expenses of               June 11, 1998
The Coconut Palm Club Apartments for the year
ended December 31, 1997

Combined Statement of Revenue and Certain                  June 18, 1998
Expenses of The Focus Group Properties for
the year ended December 31, 1997


                                                               ERNST & YOUNG LLP

Chicago, Illinois
July 9, 1998